                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:    May 17, 1999
                                           ------------

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


           Virginia                       0-25762            54-1719855
-------------------------------        ------------      -------------------
(State or other jurisdiction of        (Commission         (IRS Employer
        incorporation)                 File Number)      Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia              23060
--------------------------------------------------            ----------
     (Address of principal executive offices)                 (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.       OTHER EVENTS

              The April 1999 monthly Certificateholder's Statements to investors were distributed May 17, 1999.

ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under Exhibit
              20:
              1.    April Performance Summary

              2.    Series 1994-3 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              3.    Series 1994-A Certificateholder's Statement for the month of
                    April 1999.

              4.    Series 1995-1 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              5.    Series 1995-3 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              6.    Series 1996-1 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              7.    Series 1996-2 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              8.    Series 1996-3 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              9.    Series 1997-1 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              10.   Series 1997-2 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              11.   Series 1998-1 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              12.   Series 1998-2 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              13.   Series 1998-3 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              14.   Series 1998-4 Class A and Class B Certificateholder's
                    Statements for the month of April 1999.

              15.   Series 1998-5 Certificateholder's Statement for the month of
                    April 1999.

              16.   Series 1998-6 Certificateholder's Statement for the month of
                    April 1999.

              17.   Trust Excess Spread Analysis


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                     CAPITAL ONE MASTER TRUST

                                     By:    CAPITAL ONE BANK
                                            Servicer

                                     By:    /s/ David M. Willey
                                            -----------------------------------
                                            David M. Willey
                                            Senior Vice President and Treasurer

Date:  May 17, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -------------------

                                    EXHIBITS

                                       TO

                                    FORM 8-K



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                           SEQUENTIALLY
EXHIBIT                                                                    NUMBERED
NUMBER      EXHIBITS                                                       PAGE
------      --------                                                       ------------

 1          April Performance Summary                                               07

 2          Series 1994-3 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         09

 3          Series 1994-A Certificateholder's Statement for
            the month of April 1999                                                 11

 4          Series 1995-1 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         12

 5          Series 1995-3 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         14

 6          Series 1996-1 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         16

 7          Series 1996-2 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         18

 8          Series 1996-3 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         20

 9          Series 1997-1 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         22

10          Series 1997-2 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         24

11          Series 1998-1 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         27

12          Series 1998-2 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         30

13          Series 1998-3 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         33

14          Series 1998-4 Class A and Class B Certificate-
            holder's Statements for the month of April 1999                         36

15          Series 1998-5 Certificateholder's Statement for
            the month of April 1999                                                 39

16          Series 1998-6 Certificateholder's Statement for
            the month of April 1999                                                 40

17          Trust Excess Spread Analysis                                            41